                                   AMC, INC.
                             LETTER OF TRANSMITTAL
                      TO TENDER $1.00 PRINCIPAL AMOUNT OF
                        FIXED RATE CLASS A SECURED NOTES
                               DUE JULY 31, 2000
                                IN EXCHANGE FOR
                           $1.00 PRINCIPAL AMOUNT OF
                        FIXED RATE CLASS A SECURED NOTES
                               DUE JULY 31, 2000
                                       OF
                                   AMC, INC.

                 PURSUANT TO ITS PROSPECTUS DATED MAY 24, 1996

- --------------------------------------------------------------------------------
                 THE EXCHANGE OFFER AND WITHDRAWAL PERIOD WILL
                EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON

                        JUNE 25, 1996, UNLESS EXTENDED.

- --------------------------------------------------------------------------------

                              The Exchange Agent:

                             RELIANCE TRUST COMPANY


                   BY FACSIMILE:                            BY MAIL/HAND/OVERNIGHT DELIVERY:
                  (404) 266-1572                                    ONE ATLANTA PLAZA
                                                                       SUITE 2840
                   CONFIRMATION:                                950 EAST PACES FERRY ROAD
                 (800) 749-0752 OR                             ATLANTA, GEORGIA 30326-1142
                  (404) 266-0663


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges receipt of the Prospectus dated May 24, 1996 (the "Prospectus") of AMC, Inc. (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1.00 principal amount of Fixed Rate Class A Secured Notes due July 31, 2000 (the "Private Placement Notes") for each $1.00 principal amount of Fixed Rate Class A Secured Notes due July 31, 2000 (the "Exchange Notes") of the Company.


     This Letter of Transmittal is to be used (a) if certificates for Private Placement Notes are to be physically delivered to the Exchange Agent herewith, or (b) if tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Holders of Private Placement Notes whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent before the Expiration Date (as defined below) must tender their Private Placement Notes according to the guaranteed delivery procedures set forth in the "The Exchange
Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.


     The Exchange Offer will expire at 12:00 Midnight, New York City time, on June 25, 1996 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Prospectus.



     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT
(800) 749-0752 OR (404) 266-0663 OR AT ITS ADDRESS SET FORTH ABOVE.


     Holders who wish to tender their Private Placement Notes must complete the table in Box One and complete and sign in Box Two.

                                    BOX ONE


     List below the Private Placement Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and amount of Private Placement Notes tendered should be listed on a separate signed schedule affixed hereto.



- ----------------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF PRIVATE PLACEMENT NOTES
- ----------------------------------------------------------------------------------------------------------
                          (1)
                NAME(S) AND ADDRESS(ES)
                OF REGISTERED HOLDER(S)                              CERTIFICATE(S) TENDERED
          (PLEASE FILL IN EXACTLY AS NAME(S)                         (ATTACH ADDITIONAL LIST
             APPEAR(S) ON CERTIFICATE(S))                                 IF NECESSARY)
- ----------------------------------------------------------------------------------------------------------
                                                                               (3)
                                                                            AGGREGATE
                                                                            PRINCIPAL           (4)
                                                                              AMOUNT         AGGREGATE
                                                              (2)          REPRESENTED       PRINCIPAL
                                                          CERTIFICATE           BY             AMOUNT
                                                           NUMBER(S)     CERTIFICATE(S)*     TENDERED*
- ----------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------
                                                        TOTAL PRINCIPAL
                                                             AMOUNT
- ----------------------------------------------------------------------------------------------------------
 * Unless otherwise indicated, the holder will be deemed to have tendered the entire stated face amount of all Private Placement represented by tendered certificates. See Instruction 3.
- ----------------------------------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)


  To be completed ONLY if certificates for Exchange Notes are to be issued in the name of someone other than the person whose signature appears in Box 2 of this Letter of Transmittal.


Issue Exchange Notes To:

Name
- --------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                   (ZIP CODE)

- --------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5, 6 AND 7)


  To be completed ONLY if certificates for Exchange Notes are to be sent to someone other than the person whose signature appears in Box Two of this Letter of Transmittal or such person at an address other than that shown in Box One, entitled "Description of Private Placement Notes Tendered."


Mail and deliver Exchange Notes to:

Name
- --------------------------------------------------------------------------------
                                    (PLEASE PRINT)

Address
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                   (ZIP CODE)

- --------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                NOTE: SIGNATURES MUST BE PROVIDED UNDER BOX TWO
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:


     In accordance with the terms and subject to the conditions set forth in the Exchange Offer, the undersigned hereby tenders to the Company the above-described Private Placement Notes. Subject to, and effective upon, acceptance for exchange of the Private Placement Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Private Placement Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Private Placement Notes (with full knowledge that the Exchange Agent also acts as agent for the Company) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a)(1) deliver such Private Placement Notes to the Company or (2) present such Private Placement Notes for transfer to the Registrar on the Company's register, together, in each case, with all accompanying evidences of transfer and authenticity to, or upon order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the certificates representing Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of such Private Placement Notes pursuant to the Exchange Offer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Placement Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer.


     The name and address of the registered holder(s) should be printed above in Box One under "Description of Private Placement Notes Tendered," exactly as they appear on the certificates representing Private Placement Notes tendered hereby. The certificate number(s) and Private Placement Notes to which this Letter of Transmittal relates should be indicated in the appropriate boxes above under "Description of Private Placement Notes Tendered."


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Private Placement Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and such Private Placement Notes shall not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Placement Notes tendered hereby.



     Further, the undersigned hereby represents and warrants that the undersigned is acquiring the Exchange Notes in the ordinary course of its business, the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, neither the undersigned nor any other such person is an affiliate of the Company, and, if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer, it acknowledges that it will deliver a copy of the Prospectus in connection with any resale of the Exchange Notes.


     All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. This tender of Private Placement Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

     The undersigned understands that tenders of Private Placement Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Private Placement Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Exchange Notes will be delivered as promptly as practicable following acceptance of the tendered Private Placement Notes by the Company. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See "The Exchange Offer -- Certain Conditions to the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of such conditions the Company may not be required to accept any of the Private Placement Notes tendered hereby. In such event, the Private Placement Notes not accepted for exchange will be returned to the undersigned at the address shown below the undersigned's signature(s), unless otherwise indicated under "Special Delivery Instructions."

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the certificates for the Exchange Notes with respect to the Private Placement Notes accepted for exchange, or return the Private Placement Notes not accepted for exchange, in the name(s) of the undersigned at the address set forth above under "Description of Private Placement Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver the certificates for the Exchange Notes with respect to the Private Placement Notes accepted for exchange, or the Private Placement Notes if not accepted for exchange (and accompanying documents, as appropriate), to the undersigned at the address set forth above under "Description of Private Placement Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates for Exchange Notes accepted for exchange, and/or return or issue any certificates for Private Placement Notes not tendered or not accepted for exchange, in the name(s) of, and deliver such certificates for Exchange Notes and/or such certificates for Private Placement Notes not tendered or accepted for exchange to the person or persons so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to make arrangements for the transfer of any Private Placement Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange the Private Placement Notes so tendered. Further, the undersigned recognizes that the undersigned must comply with all terms and conditions of the Indenture, by and between the Company and Reliance Trust Company dated as of October 2, 1995 (the "Indenture"), to transfer Private Placement Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

                         SIGNATURE(S) MUST BE PROVIDED
                                  UNDER BOX 2

             (Please read the Accompanying Instructions Carefully)
        / / CHECK HERE IF TENDERED PRIVATE PLACEMENT NOTES ARE ENCLOSED
            HEREWITH.

        / / CHECK HERE IF TENDERED PRIVATE PLACEMENT NOTES ARE BEING
            DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
            PREVIOUSLY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Owner(s):
                                       -----------------------------------------
        Date of Execution of
        Notice of Guaranteed Delivery:
                                       -----------------------------------------

        Name of Eligible Institution
        which Guaranteed Delivery:
                                       -----------------------------------------

        NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion
                     Program ("STAMP") or similar program.

                                    BOX TWO



                               PLEASE SIGN BELOW


                    TO BE COMPLETED BY ALL HOLDERS TENDERING
            PRIVATE PLACEMENT NOTES (WHETHER OR NOT CERTIFICATES ARE
                       BEING PHYSICALLY TENDERED HEREBY)

 X                                                    X
- --------------------------------------------------   --------------------------------------------------
       Signature(s) of Registered Holder(s)                 Signature(s) of Registered Holder(s)
             or Authorized Signatory                              or Authorized Signatory
 X                                                    X
- --------------------------------------------------   --------------------------------------------------
                Type or Print Name                                   Type or Print Name

   Dated: ------------------------------ , 1996         Dated: ------------------------------ , 1996

Area Code and Telephone No(s).:
                               -------------------------------------------------

Tax Identification or Social Security No(s).:
                                             -----------------------------------

     Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for Private Placement Notes or by person(s) authorized to become registered holder(s) as evidenced by endorsements and documents transmitted herewith. See Instructions 4 and 5. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent, or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.

Name(s):
        ------------------------------------------------------------------------

                                 TYPE OR PRINT


- --------------------------------------------------------------------------------

Address(es) (including zip code):
                                 -------------------------------------------

- --------------------------------------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)

                       (If required -- see Instruction 4)

Name of Firm:
             -------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Dated:
      --------------------------------------------------------------------------

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.


         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW -- SEE INSTRUCTION 7

                      PAYER'S NAME: RELIANCE TRUST COMPANY


- ----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    Part 1 -- PLEASE PROVIDE YOUR TIN IN          Social Security Number
 FORM W-9                      THE BOX AT RIGHT AND CERTIFY BY SIGNING  -----------------------------------
                               AND DATING BELOW                        OR
                                                                           Employer Identification Number
                              ----------------------------------------------------------------------------
 Department of the Treasury    Part 2 -- Check the box if you are exempt from backup withholding. / /
 Internal Revenue Service
                              ----------------------------------------------------------------------------
                               CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CER-
                               TIFY THAT (1) the number shown on this form is my correct
                               taxpayer identification number (or I am waiting for a
 PAYER'S REQUEST FOR TAXPAYER  number to be issued to me) and (2) I am not subject to
 IDENTIFICATION NUMBER (TIN)   backup withholding either because I have not been
 CERTIFICATION                 notified by the Internal Revenue Service (the "IRS") that
                               I am subject to backup withholding as a result of a
                               failure to report all interest or dividends or the IRS
                               has notified me that I am no longer subject to backup
                               withholding. (You must cross Item (2) above if you have
                               been notified by the IRS that you are subject to backup
                               withholding because of underreporting interest or divi-
                               dends on your return.)
                               SIGNATURE ___________________________ DATE________________________________
- ----------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

- -----------------------------------------------------      -----------------------------------------
                     Signature                                                 Date

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Private Placement Notes are to be physically delivered to the Exchange Agent herewith, or (b) tenders are to be made according to the guaranteed delivery procedures set forth in the Prospectus.


     To validly tender Private Placement Notes pursuant to the Exchange Offer, either (a) a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Private Placement Notes, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address or number set forth on the first page of this Letter of Transmittal, or (b) a holder of Private Placement Notes must comply with the guaranteed delivery procedures described in the next succeeding paragraph.

     Holders of Private Placement Notes who desire to tender such Private Placement Notes pursuant to the Exchange Offer and whose certificates representing such Private Placement Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 12:00 Midnight, New York City time, on the Expiration Date may tender their Private Placement Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures, (a) tender must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States and, in each instance, which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program (an "Eligible Institution"), (b) the Exchange Agent must have received from such Eligible Institution, prior to 12:00 Midnight, New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, telegram or facsimile transmission), and (c) the certificates for all tendered Private Placement Notes in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR PRIVATE PLACEMENT NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, SUCH DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Private Placement Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders or withdrawals of Private Placement Notes that are not in proper form or the acceptance of which would, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to particular Private Placement Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including the Instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any tender or will incur any liability for failure to give any such notification. Tenders of Private Placement Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates for Private Placement Notes received by the Exchange Agent that are not properly tendered and as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of such Private Placement Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     Any tendered Private Placement Notes which are not accepted for exchange because of an invalid tender, the occurrence or nonoccurrence of certain other events set forth in the Prospectus or otherwise will be returned without expense to the appropriate tendering holder thereof as promptly as practicable following the expiration, withdrawal or termination of the Exchange Offer.

     2. Withdrawal Rights. Private Placement Notes tendered pursuant to the Exchange Offer may be withdrawn, as hereinafter provided, at any time prior to 12:00 Midnight, New York City time, on the Expiration Date.

     For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Private Placement Notes, (ii) identify the Private Placement Notes to be withdrawn (including the certificate number or numbers and principal amount of the Private Placement Notes), and
(iii) be signed in the same manner required by the Letter of Transmittal by which such Private Placement Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Private Placement Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Private Placement Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to such holder as soon as practicable after withdrawal. Properly withdrawn Private Placement Notes may be retendered on or prior to 12:00 Midnight, New York City time, on the Expiration Date by following any of the procedures described above under Instruction 1.

     Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such notification.

     3. Acceptance of Private Placement Notes for Exchange; No Partial Tenders. Tenders will be accepted in denominations of $1.00 and any integral multiples thereof. The entire aggregate principal amount of Private Placement Notes will be deemed to have been tendered unless otherwise indicated. If less than the entire aggregate principal amount of any Private Placement Notes evidenced by a submitted certificate is to be tendered, the tendering holder should fill in the aggregate principal amount of the Private Placement Notes which is to be tendered in column (4) of the table in Box One above.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Private Placement Notes validly tendered pursuant to the Exchange Offer and not withdrawn, and delivery of the Exchange Notes, will be made promptly after the Expiration Date.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Private Placement Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent. The Exchange Agent will act as agent for the tendering holders of Private Placement Notes for the purpose of receiving the Exchange Notes and transmitting the Exchange Notes to such holders. Tendered Private Placement Notes not accepted for exchange by the Company will be returned without expense to tendering holders as soon as practicable following the Expiration Date.

     4. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures. With respect to a tender of Private Placement Notes, this Letter of Transmittal must be signed by the registered holder(s) of the Private Placement Notes tendered, and such signatures must correspond with the name(s) of such holder(s) as written on the face of the certificate without alteration, enlargement, or any change whatsoever. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Private Placement Notes tendered hereby, such Private Placement Notes must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures of endorsement on any such certificate or stock powers must be guaranteed by an Eligible Institution.

     (a) If any of the Private Placement Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     (b) If any of the Private Placement Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

     (c) If this Letter of Transmittal is signed by the registered holder(s) of the Private Placement Notes tendered hereby, no endorsements of certificates or separate stock powers are required, unless the Private Placement Notes are not accepted for exchange, or the certificates for Exchange Notes are to be issued in the name of, or delivered to, any person other than the registered holder(s). Signatures on any such certificate or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).


     (d) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Private Placement Notes tendered hereby, certificates representing such Private Placement Notes must be endorsed or accompanied by appropriate bond powers and signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificate or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).



     (e) If this Letter of Transmittal or any certificates or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of the authority of such person to so act must be submitted with this Letter of Transmittal.


     5. Brokerage Fees and Transfer Taxes. Holders of Private Placement Notes who tender Private Placement Notes will not be required to pay transfer taxes with respect to the exchange of Private Placement Notes pursuant to the Exchange Offer unless the box entitled "Special Issuance Instructions" herein is marked as described in Instruction 6. If, however, the box entitled "Special Issuance Instructions" is marked and Exchange Notes are to be issued in the name of, or delivered to, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the exchange of Private Placement Notes for Exchange Notes pursuant to the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be payable by the tendering holder(s). Unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder(s). EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     6. Special Issuance and Delivery Instructions. If (a) certificates for Exchange Notes are to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or (b) Private Placement Notes not accepted for exchange are to be delivered to a person other than the person(s) signing this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Further, if Private Placement Notes not accepted for exchange are to be delivered to a person other than the person(s) signing this Letter of Transmittal, such Private Placement Notes must be accompanied by such documents as are required under the terms and conditions of the Indenture.

     7. Substitute Form W-9. Federal income tax law requires each holder who tenders Private Placement Notes to provide the Exchange Agent with such holder's Taxpayer Identification Number ("TIN") and to certify that such holder is not subject to backup withholding for underreporting interest or dividend income. These certifications must be made by entering the TIN in the space provided on the Substitute Form W-9 herein and signing and dating the form in the appropriate places.

     FAILURE TO PROVIDE THE INFORMATION REQUESTED ON THE SUBSTITUTE FORM W-9 MAY SUBJECT A HOLDER TO A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND TO BACKUP WITHHOLDING OF 31% OF ANY REPORTABLE PAYMENT TO BE MADE TO SUCH HOLDER.

     If backup withholding applies to a holder, the Exchange Agent is required to withhold 31% of any reportable payments made to such holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     Certain holders (including, among others, all corporations and certain foreign individuals that establish their entitlement to an exemption) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

     For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9.

     8. Waiver of Conditions. The Company reserves the absolute right to waive the specified conditions to the Exchange Offer, as described in, and to the extent provided in, the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer."

     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose certificates for Private Placement Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


     10. Expiration Date. The Exchange Offer will expire at 12:00 Midnight, New York City time, on June 25, 1996, unless extended by the Company. The Company expressly reserves the right, at any time and from time to time, to extend the Exchange Offer for such period or periods as it may determine in its sole discretion, in which event the Expiration Date shall be the time and date on which such Exchange Offer, as so extended, shall expire. The Company will notify all holders of any extension by issuing a press release prior to 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. During any such extension, all Private Placement Notes previously tendered and not accepted for exchange will remain subject to the Exchange Offer and may, subject to the terms and conditions hereof, be accepted for exchange by the Company, subject to the withdrawal rights of tendering holders.



     11. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent at its address and telephone number set forth above.


     Important: This Letter of Transmittal or a manually signed facsimile copy hereof (together with certificates and all other required documents) or the Notice of Guaranteed Delivery must be received by RELIANCE TRUST COMPANY, the Exchange Agent, prior to 12:00 Midnight, New York City time, on the Expiration Date.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION


                         NUMBER ON SUBSTITUTE FORM W-9



     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.



- ---------------------------------------------------------
                                      GIVE THE
                                      SOCIAL SECURITY
           FOR THIS TYPE OF ACCOUNT:  NUMBER OF--
- ---------------------------------------------------------
  1. An individual's account          The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, any
                                      one of the
                                      individuals(1)
  3. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  4. a. The usual revocable savings   The grantor-
        trust (grantor is also        trustee(1)
        trustee)
     b. So-called trust account that  The actual owner(1)
     is not a legal or valid trust
        under state law
  5. Sole proprietorship              The owner(3)
- ---------------------------------------------------------
- ---------------------------------------------------------
                                      GIVE THE
                                      EMPLOYER
           FOR THIS TYPE OF ACCOUNT:  IDENTIFICATION
                                      NUMBER OF--
- ---------------------------------------------------------
  6. Sole proprietorship              The owner(3)
  7. A valid trust, estate, or        Legal entity (4)
     pension trust
  8. Corporate                        The corporation
  9. Association, club, religious,    The organization
     charitable, educational or
     other tax-exempt organization
 10. Partnership                      The partnership
 11. A broker or registered nominee   The broker or
                                      nominee
 12. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a state
     or local government, school
     district, or prison) that
     receives agriculture program
     payments
- ---------------------------------------------------------



(1) List first and circle the name of the person whose number you furnish.


(2) Circle the minor's name and furnish the minor's social security number.


(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number.


(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)



NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION



                         NUMBER ON SUBSTITUTE FORM W-9


                                     PAGE 2



Section references are to the Internal Revenue Code.



OBTAINING A NUMBER



If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.



PAYEES EXEMPT FROM BACKUP WITHHOLDING



The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempted except item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.


 (1) A corporation.


 (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).


 (3) The United States or any of its agencies or instrumentalities.


 (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.


 (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.


 (6) An international organization or any of its agencies or instrumentalities.


 (7) A foreign central bank of issue.


 (8) A dealer in securities or commodities required to register in the United States or a possession of the United States.


 (9) A futures commission merchant registered with the Commodity Futures Trading Commission.


(10) A real estate investment trust.


(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.


(12) A common trust fund operated by a bank under section 584(a).


(13) A financial institution.


(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.


(15) A trust exempt from tax under section 664 or described in section 4947.


Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:


  - Payments to nonresident aliens subject to withholding under section 1441.


  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.


  - Payments of patronage dividends not paid in money.


  - Payments made by certain foreign organizations.


Payments of interest generally not subject to backup withholding include the following:


  - Payments of interest on obligations issued by individuals.



Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.


  - Payments of tax-exempt interest (including exempt interest dividends under section 852).


  - Payments described in section 6049(b)(5) to nonresident aliens.


  - Payments on tax-free covenant bonds under section 1451.


  - Payments made by certain foreign organizations.


  - Mortgage interest paid by you.


Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.



PRIVACY ACT NOTICE



Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.



PENALTIES



(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.


(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.


(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. If the requester discloses or uses your taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.



                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX


                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.